The First Iberian Fund, Inc.

Semiannual Report
March 31, 1997

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Spanish and Portuguese companies.

Investment objective and policies

o long-term capital appreciation through investment primarily in the equity securities of Spanish and Portuguese companies

Investment characteristics

o a closed-end investment company investing in a broad spectrum of Spanish and Portuguese companies and industries

o a vehicle for international diversification through participation in foreign stock markets


Contents
--------------------------------------------------------------------------------
In Brief                                                    2
Letter to Shareholders                                      3
Investment Summary                                          5
Portfolio Summary                                           6
Investment Portfolio                                        7
Financial Statements                                       10
Financial Highlights                                       13
Notes to Financial Statements                              14
Directors and Officers                                Back Cover


General Information
--------------------------------------------------------------------------------
Executive offices

    The First Iberian Fund, Inc.
    345 Park Avenue
    New York, NY 10154

    Telephone:

    For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

    For account information:  1-800-426-5523

    State Street Bank and Trust Company
    P.O. Box 8200
    Boston, MA 02266-8200

Custodian
   Brown Brothers Harriman & Co.

Legal counsel
   Dechert Price & Rhoads

Independent Accountants
   Price Waterhouse LLP

American Stock Exchange Symbol--IBF


In Brief
--------------------------------------------------------------------------------
o For the six months ended March 31, The First Iberian Fund produced a total return based on net asset value per share of 24.7%, while the total return based on the price of the Fund's publicly traded shares was 28.4%.

o In Spain, we reduced exposure to the utilities sector early in 1997 due to concerns about fundamental changes in the regulatory environment, and committed those funds to the banking sector.

o The Fund's focus on telecommunications stocks in Spain and Portugal was rewarded by excellent stock performance from holdings of Portugal Telecom and Telefonica de Espana.

--------------------------------------------------------------------------------
This report is sent to the shareholders of The First Iberian Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholders:

For the six months ended March 31, The First Iberian Fund produced a total return based on net asset value per share of 24.7%, versus returns of 15.8% for the Madrid General Index and 18.2% for the Portuguese BVL general index. The total return based on the price of the Fund's publicly traded shares was 28.4% over the period. The Fund's share price now represents a 21% discount to net asset value.

MARKET PERFORMANCE

The Spanish and Portuguese markets performed well over the six month period, though returns were somewhat lower for US investors as the dollar strengthened against the peseta and the escudo. Markets were driven upwards by falling interest rates, an improving macroeconomic backdrop, and expectations that Spain and Portugal would qualify for the first round of European Monetary Union. A low interest rate environment is bringing domestic investors into the equity market and liquidity has markedly improved. The very successful privatization of the final government stake in Telefonica de Espana was recently heralded as the arrival of popular capitalism in Spain, with demand from domestic retail investors far exceeding supply. Portugal is making impressive strides towards the European mainstream as its privatization process adds liquidity to the market. The government placement of part of EPD, the Portuguese utility, in 1997 will result in a virtual doubling of the market capitalization over a four year period. A further benefit of privatization is a change in the structure of the Portuguese market, dominated traditionally by financial stocks, to one that better reflects the underlying economy.

ECONOMIC OVERVIEW

One of the overriding economic and political themes in Europe today is European Monetary Union (EMU). The discipline imposed by preparation for EMU has resulted in improved macroeconomic fundamentals in Spain and Portugal, whose governments recognize that economic convergence with the rest of Europe must form the backbone of their policies in order to prepare Iberia for the 21st century. GDP growth is accelerating in both countries, and while anticipated growth of around 3% may appear modest, it is important to emphasize that growth rates in Spain and Portugal currently exceed those of Germany and France. Inflation is at the lowest level in decades and is expected to decline further in 1997 with the EMU process working as an anchor on inflationary expectations while currencies and prices remain stable. The weight and role of the public sector is a problem that needs to be addressed in a convincing manner, particularly in Spain. However, deficits are being reduced and both Spain and Portugal are expected to reach the official 1997 Maastricht budget deficit targets.

While the rate of unemployment is at a reasonable level in Portugal, high unemployment in Spain remains one of the biggest problems facing that country today. This is largely due to structural problems in the labor market. While there has been some deregulation such as the introduction of part time jobs and lower redundancy payments, much needs to be done to reduce the cost base of the Spanish economy. On the positive side, part-time jobs are booming, union power is weakening, and business confidence is high.

PORTFOLIO STRATEGY

In the final quarter of 1996, an overweighted position in the utility sector in Spain was rewarded by strong price appreciation, as utilities responded to a falling interest rate environment. We reduced exposure to the sector early in 1997 due to concerns about fundamental changes in the regulatory environment, and committed those funds to the banking sector, which features strong loan growth and a trend towards consolidation. We particularly like Banco Bilbao Viscaya (BBV) and Banco Santander, where managements are expanding into Latin America. The banking climate is ripe for change in most Latin American countries. The poor and middle classes have been excluded from banking services and, as disposable incomes rise, the potential is enormous. To illustrate, lending and deposit gathering as a percentage of GDP averages around 39% in Latin America versus 144% in Spain. BBV and Banco Santander are investing in those countries where economic growth is strong, politics are stable, and there is a pent up demand for financial services.

A focus on telecommunications stocks in Spain and Portugal, where restructuring benefits, improved financials, and developing market opportunities have had a positive impact on the bottom line, was rewarded by excellent stock performance from holdings of Portugal Telecom and Telefonica de Espana. Positions in Portuguese food retailer Jeronimo Martins and cement company Semapa made a further positive contribution to performance.

Spain and Portugal are seeing an increasing number of new issues come to the market and we are participating in those issues where appropriate. Tele Pizza, a small, newly listed company in Spain, was added to the portfolio over the period. The company has captured a dominant market share in the fast developing market for pizza restaurants and home delivery service in Spain. The Spanish fast food market is growing at a rate of over 30% with the home delivery segment, representing two-thirds of Tele Pizza's sales, growing even faster. The company has increased sales per outlet, boasts an efficient cost structure, and has a strong cash flow which will aid expansion.

We continue to believe that political and economic trends support a positive outlook for equities in Spain and Portugal. Moderate growth, low inflation and benign interest rate levels prevail on the European continent, and enhanced prospects for EMU participation further support the investment environment in both countries. The First Iberian Fund continues to provide a vehicle for investors to gain exposure to the expanding opportunities for long-term capital appreciation to be found on the Peninsula.

Finally, the discount to net asset value at which the Fund trades on the AMEX is discussed in detail at each Board meeting. We are continually reviewing discount-closing alternatives in the market and will continue to do so. Although many funds have tried to close their discounts by implementing one or more of these techniques, as of this date we have not seen one, other than open ending the Fund, that has lowered the discount for a sustained period of time. The Board at this time has opted not to implement any of these techniques and has decided that the investment objective of this Fund and current portfolio composition, which includes many smaller and relatively illiquid investments, are best served in a closed end fund format. The Board is pleased with the performance of the Fund on both a price and NAV basis over the past year. Also, we have made great efforts to convey this performance to the brokerage community and analysts who follow closed-end funds.

Respectfully,

/s/Nicholas Bratt              /s/Daniel Pierce
Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board

THE FIRST IBERIAN FUND, INC.
INVESTMENT SUMMARY as of March 31, 1997
================================================================================
HISTORICAL INFORMATION
LIFE OF FUND

                                              TOTAL RETURN (%)
                    ------------------------------------------------------------------
                          MARKET VALUE                      NET ASSET VALUE (A)
                    -------------------------           ---------------------------
                                       AVERAGE                             AVERAGE
                     CUMULATIVE        ANNUAL           CUMULATIVE         ANNUAL
--------------------------------------------------------------------------------------
CURRENT QUARTER       1.14                 -              2.11                -
ONE YEAR             36.05             36.05             36.86             33.86
THREE YEAR           41.38             12.24             55.16             15.77
FIVE YEAR            53.64              8.97             70.77             11.30
LIFE OF FUND*        47.82              4.45            100.73              8.08

================================================================================
PER SHARE INFORMATION AND RETURNS (A)
YEARLY PERIODS ENDED MARCH 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                       1989*     1990      1991      1992      1993      1994      1995      1996      1997
                     --------------------------------------------------------------------------------------
NET ASSET VALUE...   $  9.55  $  9.61   $  9.54   $  9.09   $  7.82   $  9.35   $  8.57   $ 10.75   $ 14.05
INCOME DIVIDENDS..   $   .15  $   .17   $   .22   $   .12   $   .18   $   .06   $     -   $   .07   $   .09
CAPITAL GAINS
DISTRIBUTIONS.....   $     -  $   .13   $   .79   $   .03   $   .22   $     -   $     -   $     -   $   .18
TOTAL RETURN (%)..      4.53     2.89     12.58     -2.92     -8.70     20.56     -8.34     26.46     33.86

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, in any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

*    The Fund commenced operations on April 20, 1988.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

FIRST IBERIAN FUND, INC.
PORTFOLIO SUMMARY as of March 31, 1997

---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Spain                              61%
Portugal                           39%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
Sector breakdown of the Fund's equity securities
--------------------------------------------------------------------------
Financial                          24%
Communications                     15%
Utilities                          14%
Construction                       12%
Consumer Discretionary             11%
Consumer Staples                    8%
Energy                              6%
Media                               4%
Manufacturing                       3%
Other                               3%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(54% of Portfolio)
--------------------------------------------------------------------------
1.   PORTUGAL TELECOM SA
     Telecommunication services
2.   BANCO BILBAO VIZCAYA, SA
     Leading financial group
3.   JERONIMO MARTINS SA
     Food producer and retailer
4.   REPSOL SA
     Integrated oil company
5.   BANCO SANTANDER, SA
     Leading regional bank
6.   SEMAPA CEMENT SA
     Cement producer
7.   EMPRESA NACIONAL
     DE ELECTRICIDAD SA
     Electric utility
8.   IBERDROLA SA
     Electric utility
9.   SONAE INVESTIMENTOS, SA
     Leading holding company
10.  SEGUROS TRANQUILIDADE SA
     Insurance company


The First Iberian Fund, Inc.
Investment Portfolio as of March 31, 1997 (Unaudited)

=====================================================================================================
                                                                                             Market
                                  Shares                                                     Value($)
-----------------------------------------------------------------------------------------------------
PREFERRED STOCKS 3.3%

PORTUGAL

MEDIA

Broadcasting & Entertainment     359,300  Lusomundo-SGPS, SA (Cost $3,500,668) ...........  2,758,410
                                                                                            ---------
-----------------------------------------------------------------------------------------------------

COMMON STOCKS 96.7%

PORTUGAL 35.5%

CONSUMER DISCRETIONARY 4.5%
  Specialty Retail               110,100  Sonae Investimentos, SA ........................  3,717,688
                                                                                            ---------
CONSUMER STAPLES 5.7%
  Food & Beverage                 83,400  Jeronimo Martins SA ............................  4,623,115
                                   6,950  Jeronimo Martins SA Warrants (expires 9/15/03) .    123,242
                                                                                            ---------
                                                                                            4,746,357
                                                                                            ---------
COMMUNICATIONS 11.4%
  Cellular Telephones 3.9%        39,500  Telecel-Comunicacoes Pessoais, SA ..............  3,237,319
                                                                                            ---------
  Telephone/Communications 7.5%  167,000  Portugal Telecom SA ............................  6,216,338
                                                                                            ---------
FINANCIAL 4.3%
  Insurance                      160,000  Seguros Tranquilidade SA .......................  3,547,714
                                                                                            ---------
MEDIA 0.2%
  Broadcasting & Entertainment    80,000  TVI Televisao Independente (b)(c) ..............    219,348
                                                                                            ---------
CONSTRUCTION 9.4%
  Building Materials             140,000  Cimentos de Portugal SA ........................  2,920,665
                                  70,300  Corticeira Amorim, S.P.G.S. ....................    745,866
                                 194,500  Semapa Cement SA ...............................  4,113,286
                                                                                            ---------
                                                                                            7,779,817
                                                                                            ---------
SPAIN 61.2%

CONSUMER DISCRETIONARY 6.7%
  Department & Chain Stores 3.0%  11,000  Adolfo Dominguez SA ............................    429,800
                                 109,000  Centros Comerciales (PRYCA) SA .................  2,044,594
                                                                                            ---------
                                                                                            2,474,394
                                                                                            ---------
  Restaurants 3.7%                70,000  Tele Pizza, S.A. ...............................  3,047,248
                                                                                            ---------


    The accompanying notes are an integral part of the financial statements.

The First Iberian Fund, Inc.
Investment Portfolio (continued)
=====================================================================================================
                                                                                             Market
                                  Shares                                                     Value($)
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS 3.7%
  Telephone/Communications       128,550  Compania Telefonica Nacional de Espana SA ......  3,107,402
                                                                                           ----------
CONSTRUCTION 2.3%
  Building Materials 2.1%        300,000  Energia e Industrias Aragonesas ................  1,747,655
                                                                                           ----------
  Miscellaneous 0.2%               1,486  Cubiertas y MZOV, S.A. .........................    153,934
                                                                                           ----------
CONSUMER STAPLES 2.7%
  Alcohol & Tobacco               44,500  Tabacalera, SA "A" .............................  2,236,418
                                                                                           ----------
FINANCIAL 19.6%
  Banks 17.6%                     90,300  Banco Bilbao Vizcaya, SA .......................  5,484,155
                                  20,300  Banco Intercontinental Espanol SA ..............  2,751,690
                                  63,200  Banco Santander, SA ............................  4,361,706
                                 100,000  Banco de Valencia SA ...........................  1,981,950
                                                                                           ----------
                                                                                           14,579,501
                                                                                           ----------
  Insurance 2.0%                   3,961  Corporacion Mapfre SA (New)(b) .................    217,852
                                  22,066  Mapfre Vida Seguros ............................  1,413,536
                                                                                           ----------
                                                                                            1,631,388
                                                                                           ----------
MANUFACTURING 2.8%
  Containers & Paper              35,000  Vidrala SA .....................................  2,291,630
                                                                                           ----------
METALS & MINERALS 2.3%
  Steel & Metals                  13,600  Acerinox, SA ...................................  1,920,508
                                                                                           ----------
ENERGY 5.5%
  Oil Companies                  109,910  Repsol SA ......................................  4,590,119
                                                                                           ----------
TRANSPORTATION 2.1%
  Miscellaneous                  130,000  Autopistas del Mare Nostrum SA .................  1,785,171
                                                                                           ----------
UTILITIES 13.5%
  Electric Utilities 9.7%         62,680  Empresa Nacional de Electricidad SA ............  4,050,741
                                 360,650  Iberdrola SA ...................................  3,982,403
                                                                                           ----------
                                                                                            8,033,144
                                                                                           ----------
Natural Gas Distribution 3.8%     14,400  Gas Natural SDG, SA ............................  3,148,583
                                                                                           ----------
Water Supply 0.0%                    589  General de Aguas de Barcelona, SA (New)(c) .....     22,034
                                                                                           ----------
                                          TOTAL COMMON STOCKS (Cost $54,555,553) ......... 80,233,710
                                                                                           ----------
-----------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                             (Cost $58,056,221)(a) ....................... 82,992,120
                                                                                           ==========



    The accompanying notes are an integral part of the financial statements.

================================================================================


--------------------------------------------------------------------------------



(a) The cost for federal income tax purposes was $58,056,221. At March 31, 1997, net unrealized appreciation for all securities based on tax cost was $24,935,899. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $26,446,717 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,510,818.

(b)  Non-income producing security.

(c) Securities valued in good faith by the valuation committee of the Board of Directors. The cost of these securities at March 31, 1997 was $602,410 (Note A).








    The accompanying notes are an integral part of the financial statements.


The First Iberian Fund, Inc.
Financial Statements

================================================================================================
------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $58,056,221) ....................            $82,992,120
Foreign currency holdings, at market (identified cost $6,412,155) .......              6,516,303
Cash ....................................................................                 47,774
Receivable for investments sold .........................................              2,191,474
Receivable for foreign taxes recoverable ................................                 81,098
Other assets ............................................................                  1,771
                                                                                     -----------
                Total assets ............................................             91,830,540

LIABILITIES
Payables:
        Investments purchased ...........................................  $154,472
        Accrued management fee ..........................................    76,560
        Accrued administrator fee .......................................    15,312
        Other accrued expenses ..........................................   112,779
                                                                           --------
                Total liabilities .......................................                359,123
                                                                                     -----------
Net assets, at market value .............................................            $91,471,417
                                                                                     ===========
NET ASSETS
Net assets consist of:
        Distributions in excess of net investment income ................            $   (89,824)
        Accumulated net realized gain ...................................              7,291,296
        Net unrealized appreciation on:
                Investments .............................................             24,935,899
                Foreign currency related transactions ...................                132,812
        Paid-in capital .................................................             59,201,234
                                                                                     -----------
Net assets, at market value .............................................            $91,471,417
                                                                                     ===========

Net asset value per share ($91,471,417 / 6,511,154 shares of common stock issued and outstanding, $.01 par value,
        unlimited number of shares authorized) ..........................            $     14.05
                                                                                     ===========



    The accompanying notes are an integral part of the financial statements.


================================================================================================
------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Income:
       Dividends (net of foreign taxes withheld of $130,616) ............            $   741,313
       Interest .........................................................                 27,812
                                                                                     -----------
                                                                                         769,125
    Expenses:
       Management fee ................................................... $ 430,652
       Administrator's fee ..............................................    86,130
       Custodian and accounting fees ....................................   107,707
       Directors' fees and expenses .....................................    54,469
       Auditing .........................................................    34,875
       Reports to shareholders ..........................................    16,644
       Services to shareholders .........................................    14,256
       Legal ............................................................    12,269      757,002
                                                                          ---------  -----------
    Net investment income ...............................................                 12,123
                                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
    Net realized gain (loss) from:
       Investments ...................................................... 8,274,021
       Foreign currency related transactions ............................  (205,852)   8,068,169
                                                                          ---------
    Net unrealized appreciation during the period on:
       Investments ...................................................... 9,886,232
       Foreign currency related transactions ............................   135,699   10,021,931
                                                                          ---------  -----------
    Net gain on investment transactions .................................             18,090,100
                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................            $18,102,223
                                                                                     ===========



    The accompanying notes are an integral part of the financial statements.


-------------------------------------------------------------------------------


The First Iberian Fund, Inc.
Financial Statements (continued)

================================================================================================
------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS
                                                                     ENDED
                                                                   MARCH 31,         YEAR ENDED
                                                                      1997          SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                 (UNAUDITED)           1996
------------------------------------------------------------------------------------------------
Operations:
    Net investment income ......................................  $    12,123         $   576,964
    Net realized gain from investment transactions .............    8,068,169           5,880,465
    Net unrealized appreciation on investment transactions
        during the period ......................................   10,021,931           6,083,968
                                                                  -----------         -----------
Net increase in net assets resulting from operations ...........   18,102,223          12,541,397
                                                                  -----------         -----------
Distributions to shareholders from:
    Net investment income ......................................     (585,992)           (455,778)
                                                                  -----------         -----------
    Net realized gains on investment transactions ..............   (1,172,008)               --
                                                                  -----------         -----------
INCREASE IN NET ASSETS .........................................   16,344,223          12,085,619
Net assets at beginning of period ..............................   75,127,194          63,041,575
                                                                  -----------         -----------
NET ASSETS AT END OF PERIOD (including distributions in
    excess of net investment income of $89,824 and
    undistributed net investment income of $484,045) ...........  $91,471,417         $75,127,194
                                                                  ===========         ===========



    The accompanying notes are an integral part of the financial statements.


-------------------------------------------------------------------------------
                                       12

The First Iberian Fund, Inc.
Financial Highlights

===============================================================================================================

---------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a) AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
---------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                              MARCH 31,                  YEARS ENDED SEPTEMBER 30,
                                                1997      -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE             (UNAUDITED)    1996       1995        1994        1993      1992(d)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......  $11.54      $ 9.68      $9.01      $ 8.24      $ 7.27     $  9.31
                                              ------      ------      -----      ------      ------     -------
  Net investment income ....................     .00         .09        .07         .07         .22         .27
  Net realized and unrealized gain (loss)
     on investment transactions ............    2.78        1.84        .60         .70        1.15       (2.16)
                                              ------      ------      -----      ------      ------     -------
Total from investment operations ...........    2.78        1.93        .67         .77        1.37       (1.89)
                                              ------      ------      -----      ------      ------     -------
  Less distributions from:
    Net investment income ..................    (.09)       (.07)        --          --        (.18)       (.15)
    Net realized gains on investment
       transactions ........................    (.18)         --         --          --        (.22)         --
                                              ------      ------      -----      ------      ------     -------
Total distributions ........................    (.27)       (.07)        --          --        (.40)       (.15)
                                              ------      ------      -----      ------      ------     -------
Net asset value, end of period .............  $14.05      $11.54      $9.68      $ 9.01      $ 8.24     $  7.27
                                              ======      ======      =====      ======      ======     =======
Market value, end of period ................  $11.13      $ 8.88      $7.56      $ 7.50      $ 7.75     $  6.25
                                              ======      ======      =====      ======      ======     =======
TOTAL INVESTMENT RETURN
  Per share market value(%) ................   28.38**     18.31        .84       (3.23)      31.69      (20.40)
  Per share net asset value(%)(b) ..........   24.69**     20.19       7.44        9.35       20.38      (20.43)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period ($ millions) ...      91          75         63          59          54          47
  Ratio of operating expenses (excluding
     interest) to average net assets(%) ....    1.77*       1.92       1.99        2.02        2.31        2.45
  Ratio of net investment income to
     average net assets(%) .................     .03*        .83        .71         .77        2.87        3.05
  Portfolio turnover rate(%) ...............      76*         66         43          31          29          32
  Average commission rate paid(c) ..........  $.0657      $.0671      $  --      $   --      $   --     $    --



(a)  Based on monthly average of shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after September 1, 1996.

(d) Scudder, Stevens & Clark, Inc. became investment adviser of the Fund on April 1, 1992.

*    Annualized

**   Not annualized




-------------------------------------------------------------------------------
                                       13

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The First Iberian Fund, Inc.
Notes to Financial Statements (Unaudited)
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A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------

The First Iberian Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. These securities valued in good faith by the Valuation Committee of the Board of Directors amounted to $241,382 (.26% of net assets) and have been noted in the investment portfolio as of March 31, 1997.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund




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accordingly paid no U.S. federal income taxes, and no federal income tax provision was required. Withholding taxes on foreign interest and dividends have been provided for in accordance with Spanish and Portuguese tax rates.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and therefore, will be distributed to shareholders, annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences relate primarily to the deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

For the six months ended March 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $31,817,324 and $41,938,834, respectively.

C. RELATED PARTIES
   ---------------

Under the Investment Management Agreement with Scudder, Stevens & Clark, Inc. ("Scudder"), the Fund has agreed to pay Scudder a fee equal to an annual rate of 1% of the Fund's average weekly net assets, computed weekly and payable monthly. For the six months ended March 31, 1997, the fee pursuant to such agreement amounted to $430,652 of which $76,560 is unpaid at March 31, 1997.

Under the Administration Agreement with Scudder, the administration fee is computed weekly and payable monthly at the annual rate of .20% of the Fund's average weekly net assets. For the six months ended March 31, 1997, the fee pursuant to such agreement amounted to $86,130 of which $15,312 is unpaid at March 31, 1997.

Pursuant to both agreements, the investment manager provides continuous supervision of the investment portfolio and the administrator pays the compensation of certain officers of the Fund and provides occupancy and certain clerical services to the Fund. The Fund bears all other costs and expenses.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 1997, the amount charged to the Fund by SFAC aggregated $31,645 of which $5,547 is unpaid at March 31, 1997.

The Fund pays each Director not affiliated with the Manager, $6,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended March 31, 1997, Directors' fees and expenses aggregated $54,469 of which $8,350 is unpaid at March 31, 1997.

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DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

PAUL J. ELMLINGER*
    Director, Vice President and Assistant Secretary

RICHARD HUNT
    Director

JOSE PEDRO PEREZ LLORCA
    Director

ROGERIO C.S. MARTINS
    Director

DR. WILSON NOLEN
    Director

PAMELA A. McGRATH*
    Vice President and Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

CAROL L. FRANKLIN*
    Vice President

JOAN GREGORY*
    Vice President

JERARD K. HARTMAN*
    Vice President

THOMAS F. McDONOUGH*
    Vice President and Secretary

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.